UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2010

Interline Brands, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32380

Delaware	03-0542659
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

701 San Marco Boulevard
Jacksonville, Florida 32207

(Address of principal executive offices, including zip code)

(904) 421-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Interline Brands, Inc., a New Jersey corporation ("Interline New Jersey") and a wholly-owned subsidiary of Interline Brands, Inc., a Delaware corporation (NYSE: IBI) today announced that its previously announced offer to purchase for cash (the "Offer") by Interline New Jersey for any and all of its outstanding 8 1/8% Senior Subordinated Notes due 2014 (CUSIP No. 458743AC5) had expired on November 30, 2010 at 11:59 p.m., New York City time. The press release announcing the results of the Offer is attached hereto as Exhibit 99.1 and is herby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

Press Release announcing the expiration of the Tender Offer, dated December 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interline Brands, Inc.

Date: December 01, 2010	By:	/s/ Michael Agliata
Michael Agliata
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Interline Brands Announces the Expiration of Tender Offer